1Q16 Financial Results April 21, 2016 Exhibit 99.2

Forward-looking statements

This
document
contains
forward-looking
statements
within
the
Private
Securities
Litigation
Reform
Act
of
1995.
Any
statement
that
does
not
describe
historical
or
current
facts
is
a
forward-looking
statement.
These
statements
often
include
the
words
“believes,”
“expects,”
“anticipates,”
“estimates,”
“intends,”
“plans,”
“goals,”
“targets,”
“initiatives,”
“potentially,”
“probably,”
“projects,”
“outlook”
or
similar
expressions
or
future
conditional
verbs
such
as
“may,”
“will,”
“should,”
“would,”
and
“could.”
Forward-looking
statements
are
based
upon
the
current
beliefs
and
expectations
of
management,
and
on
information
currently
available
to
management.
Our
statements
speak
as
of
the
date
hereof,
and
we
do
not
assume
any
obligation
to
update
these
statements
or
to
update
the
reasons
why
actual
results
could
differ
from
those
contained
in
such
statements
in
light
of
new
information
or
future
events.
We
caution
you,
therefore,
against
relying
on
any
of
these
forward-looking
statements.
They
are
neither
statements
of
historical
fact
nor
guarantees
or
assurances
of
future
performance.
While
there
is
no
assurance
that
any
list
of
risks
and
uncertainties
or
risk
factors
is
complete,
important
factors
that
could
cause
actual
results
to
differ
materially
from
those
in
the
forward-looking
statements
include
the
following,
without
limitation:
negative
economic
conditions
that
adversely
affect
the
general
economy,
housing
prices,
the
job
market,
consumer
confidence
and
spending
habits
which
may
affect,
among
other
things,
the
level
of
nonperforming
assets,
charge-offs
and
provision
expense;
the
rate
of
growth
in
the
economy
and
employment
levels,
as
well
as
general
business
and
economic
conditions;
our
ability
to
implement
our
strategic
plan,
including
the
cost
savings
and
efficiency
components,
and
achieve
our
indicative
performance
targets;
our
ability
to
remedy
regulatory
deficiencies
and
meet
supervisory
requirements
and
expectations;
liabilities
and
business
restrictions
resulting
from
litigation
and
regulatory
investigations;
our
capital
and
liquidity
requirements
(including
under
regulatory
capital
standards,
such
as
the
Basel
III
capital
standards)
and
our
ability
to
generate
capital
internally
or
raise
capital
on
favorable
terms;
the
effect
of
the
current
low
interest
rate
environment
or
changes
in
interest
rates
on
our
net
interest
income,
net
interest
margin
and
our
mortgage
originations,
mortgage
servicing
rights
and
mortgages
held
for
sale;
changes
in
interest
rates
and
market
liquidity,
as
well
as
the
magnitude
of
such
changes,
which
may
reduce
interest
margins,
impact
funding
sources
and
affect
the
ability
to
originate
and
distribute
financial
products
in
the
primary
and
secondary
markets;
the
effect
of
changes
in
the
level
of
checking
or
savings
account
deposits
on
our
funding
costs
and
net
interest
margin;
financial
services
reform
and
other
current,
pending
or
future
legislation
or
regulation
that
could
have
a
negative
effect
on
our
revenue
and
businesses,
including
the
Dodd-
Frank
Act
and
other
legislation
and
regulation
relating
to
bank
products
and
services;
a
failure
in
or
breach
of
our
operational
or
security
systems
or
infrastructure,
or
those
of
our
third
party
vendors
or
other
service
providers,
including
as
a
result
of
cyber
attacks;
management’s
ability
to
identify
and
manage
these
and
other
risks;
and
any
failure
by
us
to
successfully
replicate
or
replace
certain
functions,
systems
and
infrastructure
provided
by
The
Royal
Bank
of
Scotland
Group
plc
(RBS).
In
addition
to
the
above
factors,
we
also
caution
that
the
amount
and
timing
of
any
future
common
stock
dividends
or
share
repurchases
will
depend
on
our
financial
condition,
earnings,
cash
needs,
regulatory
constraints,
capital
requirements
(including
requirements
of
our
subsidiaries),
and
any
other
factors
that
our
board
of
directors
deems
relevant
in
making
such
a
determination.
Therefore,
there
can
be
no
assurance
that
we
will
pay
any
dividends
to
holders
of
our
common
stock,
or
as
to
the
amount
of
any
such
dividends.
More
information
about
factors
that
could
cause
actual
results
to
differ
materially
from
those
described
in
the
forward-looking
statements
can
be
found
under
“Risk
Factors”
in
Part
I,
Item
1A
in
our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2015,
filed
with
the
United
States
Securities
and
Exchange
Commission
on
February
26,
2016.
Note:
Percentage
changes,
per
share
amounts
and
ratios
presented
in
this
document
are
calculated
using
whole
dollars.

Generated 7% 1Q16 YoY average loan growth, with strength in both commercial and consumer
NII up 8% YoY and 4% QoQ
–
Loan yields improved 12 bps and deposit costs flat from 4Q15
Consumer
Banking
initiatives
—
1%
household
growth
YoY
led
by
strong
checking
engagement,
continued
growth
in
student; regaining momentum in Wealth; stabilizing Mortgage
Commercial
Banking
initiatives
—
Strong
loan
growth,
up
9%
YoY;
Treasury Solutions fees up 20% YoY; Capital Markets fees rebounded from market weakness in 4Q15
On track to deliver $90-115 million of pre-tax benefit from TOP II in 2016
1Q16 highlights
3
Improving
profitability and
returns
Strong capital,
liquidity and funding
Excellent credit
quality and progress
on risk management
Continued progress
on strategic growth,
efficiency and
balance sheet
optimization
initiatives
Robust
capital
levels
with
a
common
equity
tier
1
ratio
of
11.6%
(2)
1Q16 average deposits increased $6.3 billion, or 7% vs. 1Q15; loan-to-deposit ratio of 99%
Repurchased $125 million of sub-debt and issued $750 million of senior notes
Announced increase in quarterly dividend of 20% to 12¢/common share to holders of record on May 4, 2016
Provision
expense was stable with 4Q15; rose from 1Q15 levels which included higher commercial recoveries
NPLs to total loans and leases of 1.07% remained stable with 4Q15 and improved from 1.20% in 1Q15 despite oil & gas downgrades
–
Transferred $373 million of consumer real estate TDRs to held for sale in advance of a targeted June/July sale
Allowance coverage of NPLs 113% vs. 115% in 4Q15 and 106% in 1Q15
GAAP
diluted
EPS
of
$0.41
up
8%
from
1Q15
and
up
5%
from
Adjusted
(1)
diluted
EPS
Adjusted
(1)
operating
leverage
of
3%
YoY
NIM improved 9 bps to 2.86% from 2.77% in 1Q15 and 4Q15
ROTCE
and
efficiency
ratio
stable
with
4Q15
(1)
1)
Non-GAAP item. Where there is a reference to an “Adjusted” result in a paragraph, all measures which follow that “Adjusted” result are also “Adjusted” and exclude restructuring charges and special items as applicable. See important information on use and reconciliation of Non-GAAP items in the Appendix. There were no net restructuring charges and special items recorded in 1Q16 or 4Q15.
2)
Current period regulatory capital ratios are preliminary.

1Q16 change from
$s in millions
1Q16
4Q15
1Q15
4Q15
1Q15
$
%
$
%
Net interest income
904
$
870
$
836
$
34
$
4

%
68
$
8

%
Noninterest income
330

362

347

(32)

(9)

(17)

(5)

Total revenue
1,234

1,232

1,183

2

—

51

4

Noninterest expense
811

810

810

1

—

1

—

Pre-provision profit
423

422

373

1

—

50

13

Provision for credit losses
91

91

58

—

—

33

57

Income before income tax expense
332

331

315

1

—

17

5

Income tax expense
109

110

106

(1)

(1)

3

3

Net income
223
$
221
$
209
$
2
$
1

14
$
7

Preferred dividends
7
$
—
$
—
$
7
$
100

7
$
100

Net income available to common
stockholders
216
$
221
$
209
$
(5)
$
(2)

%
7
$
3

%
$s in billions
Average interest-earning assets
126.2
$
124.2
$
121.3
$
2.0
$
2

%
4.8
$
4

%
Average deposits
102.0
$
101.4
$
95.6
$
0.6
$
1

%
6.3
$
7

%
Key metrics
Net interest margin
2.86

%
2.77

%
2.77

%
9

bps
9

bps
Loan-to-deposit ratio
(2)
99.2

%
96.9

%
95.8

%
222

bps
332

bps
ROTCE
(1,3)
6.6

%
6.7

%
6.5

%
(14)

bps
8

bps
ROTA
(1,4)
0.7

%
0.7

%
0.7

%
1

bps
1

bps
Efficiency ratio
(1)
66

%
66

%
68

%
(10)

bps
(283)

bps
FTEs
(5)
17,902

17,714

17,792

188

1

%
110

1

%
Per common share
Diluted earnings
0.41
$
0.42
$
0.38
$
(0.01)
$
(2)

%
0.03
$
8

%
Tangible book value
(1)
25.21
$
24.63
$
23.96
$
0.58
$
2

%
1.25
$
5

%
Average diluted shares outstanding
(in millions)
530.4

530.3

549.8

0.2

—

%
(19.4)

(4)

%
Financial summary —
GAAP
4
1)
Non-GAAP item. See important information on use of Non-GAAP items in the Appendix.
2)
Includes held for sale. Loan-to-deposit ratio is period end.
3)
Return on average tangible common equity.
4)
Return on average total tangible assets.
5)
Full-time equivalent employees.
Linked quarter:
GAAP net income improved modestly from 4Q15
–
Diluted EPS reduced $0.01 by the preferred dividend
NII up $34 million driven by 2% average loan growth and a 9 bp improvement in NIM
Noninterest income decreased $32 million, or 9%, as seasonally lower service charges and lower card fees, reflecting a $7 million card reward accounting change, were partially offset by a rebound in
Capital Markets fees
Noninterest expense remained relatively stable as seasonally higher salaries and benefits were offset by lower outside services and the card reward accounting change benefit
Provision for credit losses was stable as increased commercial charge-offs were partially offset by a reduction in retail charge-offs
Prior-year quarter:
GAAP net income increased $14 million, or 7%, reflecting 4% positive operating leverage. Diluted EPS were up 8%
NII up $68 million driven by 7% average loan growth, improved earning asset yields and mix, partially offset by higher borrowing and deposit costs and an FRB stock dividend reduction. NIM increased by
9 bps
Noninterest income decreased $17 million as growth in service charges and fees was more than offset by lower mortgage banking fees and a $7 million impact from a card reward accounting change
Noninterest
expense
remained
stable
as
a
slight
increase
in
salaries
and employee benefits and higher outsourcing costs and equipment expense were partially offset by the card reward accounting change impact
–
Efficiency
ratio
improved
283
bps
(1)
Provision expense increased $33 million from 1Q15 levels which included $28 million in commercial recoveries, reflecting loan growth and a gradual return to more normalized charge-off rates
Highlights

1Q16 change from
$s in millions
1Q16
4Q15
1Q15
4Q15
1Q15
$
%
$
%
Net interest income
904
$
870
$
836
$
34
$
4

%
68
$
8

%
Noninterest income
330

362

347

(32)

(9)

(17)

(5)

Total revenue
1,234

1,232

1,183

2

—

51

4

Adjusted noninterest expense
(1)
811

810

800

1

—

11

1

Adjusted pre-provision profit
(1)
423

422

383

1

—

40

10

Provision for credit losses
91

91

58

—

—

33

57

Adjusted pretax income
(1)
332

331

325

1

—

7

2

Adjusted income tax expense
(1)
109

110

110

(1)

(1)

(1)

(1)

Adjusted net income
(1)
223

221

215

2

1

8
$
4

Preferred dividends
7
$
—
$
—
$
7
$
100

7
$
100

Adjusted net income available to
common stockholders
(1)
216
$
221
$
215
$
(5)
$
(2)

%
1
$
—

%
$s in billions
Average interest-earning assets
126.2
$
124.2
$
121.3
$
2.0
$
2

%
4.8
$
4

%
Average deposits
102.0
$
101.4
$
95.6
$
0.6
$
1

%
6.3
$
7

%
Key metrics
Net interest margin
2.86

%
2.77

%
2.77

%
9

bps
9

bps
Loan-to-deposit ratio
(2)
99.2

%
96.9

%
95.8

%
222

bps
332

bps
Adjusted ROTCE
(1,3)
6.6

%
6.7

%
6.7

%
(14)

bps
(12)

bps
Adjusted ROTA
(1,4)
0.7

%
0.7

%
0.7

%
1

bps
(1)

bps
Adjusted efficiency ratio
(1)
66

%
66

%
68

%
(10)

bps
(199)

bps
FTEs
(5)
17,902

17,714

17,792

188

1

%
110

1

%
Per common share
Adjusted diluted EPS
(1)
0.41
$
0.42
$
0.39
$
(0.01)
$
(2)

%
0.02
$
5

%
Tangible book value
(1)
25.21
$
24.63
$
23.96
$
0.58
$
2

%
1.25
$
5

%
Average diluted shares outstanding
(in millions)
530.4

530.3

549.8

0.2

—

%
(19.4)

(4)

%
Adjusted
financial
summary
—
excluding
restructuring
charges
and
special
items
(1)
5
1)
Non-GAAP
item.
Adjusted
results
exclude
the
effect
of
net
restructuring
charges
and
special
items
associated
with
efficiency
and
effectiveness
programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
2)
Includes held for sale. Loan-to-deposit ratio is period-end.
3)
Adjusted return on average tangible common equity.
4)
Adjusted return on average total tangible assets.
5)
Full-time equivalent employees.
Highlights
Linked quarter:
Net income improved modestly from 4Q15
–
Diluted EPS reduced $0.01 by the preferred dividend
NII up $34 million driven by 2% average loan growth and a 9 bp improvement in NIM
Noninterest income decreased $32 million, or 9%, as seasonally lower service charges and lower card fees, reflecting a $7 million card reward accounting change, were partially offset by a rebound in Capital Markets fees
Noninterest expense remained relatively stable as seasonally higher salaries and benefits were offset by lower outside services and the card reward accounting change benefit
Provision for credit losses was stable as increased commercial charge-offs were partially offset by a reduction in retail charge-offs
Prior-year
Adjusted
(1)
quarter:
Net income increased $8 million, or 4%, reflecting 3% positive operating leverage. Adjusted diluted EPS were up 5%
NII up $68 million driven by 7% average loan growth, improved earning asset yields and mix, partially offset by higher borrowing and deposit costs and an FRB stock dividend reduction. NIM
increased by 9 bps
Noninterest income decreased $17 million as growth in service charges and fees was more than offset by lower mortgage banking fees and a $7 million impact from a card reward accounting change
Noninterest expense up $11 million from Adjusted 1Q15, as growth in salaries and employee benefits, as well as higher outsourcing costs, were partially offset by lower insurance and taxes and a $7 million card reward accounting change impact
–
Efficiency
ratio
improved
~200
bps
(1)
Provision expense increased $33 million from 1Q15 levels which included $28 million in commercial recoveries, reflecting loan growth and a gradual return to more normalized charge-off rates

Net interest income

Highlights
1)
Includes interest-bearing cash and due from banks and deposits in banks.
Linked quarter:
NII up $34 million, or 4%
–
Reflects 2% average loan growth driven by commercial,
student
and mortgage loans, and a 9 bp improvement in NIM,
partially offset by lower day count
NIM improved 9 bps to 2.86%
–
Benefitted from December rate increase, initiatives to improve loan yields and mix and lower pay-fixed swap costs, partially offset by the lower FRB stock dividend and higher borrowing
costs
–
Deposit costs remained stable; Consumer Banking down
3 bps offset by expected increase in Commercial Banking
Prior-year quarter:
NII up $68 million, or 8%, with NIM up 9 bps
–
Reflects 7% average loan growth
–
Improving retail and commercial loan yields partially offset the impact of an FRB stock dividend decrease as well as higher
deposit costs
Net interest income
$s in millions,
except earning
assets
Average interest earning assets
Average interest
earning assets
Net interest income
Net interest margin
$s in billions
1Q15
2Q15
3Q15
4Q15
1Q16
Retail loans
$50.4
$50.9
$51.6
$52.4
$53.2
Commercial loans
43.5
44.7
45.2
45.8
47.0
Investments and cash
(1)
27.1
27.1
25.8
25.7
25.5
Loans held for sale
0.3
0.5
0.5
0.3
0.4
Total interest-earning assets
$121.3
$123.2
$123.0
$124.2
$126.2
Loan Yields
3.34%
3.30%
3.32%
3.34%
3.46%
Total cost of funds
0.39%
0.40%
0.41%
0.41%
0.40%
2.77%
2.72%
2.76%
2.77%
2.86%
$121B
$123B
$123B
$124B
$126B
$836
$840
$856
$870
$904
1Q15
2Q15
3Q15
4Q15
1Q16

Net interest margin

2.77%
2.86%
0.11%
–
%
–
%
(0.02%)
4Q15 NIM%
Loan
yields
Investment
portfolio
yields
Deposit
costs
Borrowing
costs/other
1Q16 NIM%
2.77%
2.86%
0.10%
0.03%
(0.01%)
(0.03%)
1Q15 NIM%
Loan
yields
Investment
portfolio
yields
Deposit
costs
Borrowing
costs/other
1Q16 NIM%
NIM walk 1Q15 to 1Q16
NIM walk 4Q15 to 1Q16

1Q16 change from
1Q16
4Q15
1Q15
4Q15
1Q15
$
%
$
%
Service charges and fees
144
$
156
$
135
$
(12)
$
(8)

%
9
$
7

%
Card fees
50

60

52

(10)

(17)

(2)

(4)

Trust & investment services fees
37

39

36

(2)

(5)

1

3

Mortgage banking fees
18

20

33

(2)

(10)

(15)

(45)

Capital markets fees
22

15

22

7

47

—

—

FX & LC fees
21

23

23

(2)

(9)

(2)

(9)

Securities gains, net
9

10

8

(1)

(10)

1

13

Other income
(1)
29

39

38

(10)

(26)

(9)

(24)

Noninterest income
330
$
362
$
347
$
(32)
$
(9)

%
(17)
$
(5)

%
Noninterest income
Linked quarter:
Noninterest income decreased $32 million, or 9%, which
reflects the impact of seasonality, market volatility and an accounting change
Service charges and fees decreased $12 million, reflecting
seasonality and lower loan prepayment fees
Card fees decreased $10 million, driven by a $7 million card reward accounting change impact as well as seasonality
Mortgage banking fees decreased $2 million largely
reflecting a reduction in MSR valuation, partially offset by the benefit of higher sale gains and spreads, and higher
application volumes
Capital Markets fees improved $7 million from weak market
conditions in 4Q15
Other income decreased $10 million, largely reflecting
lower interest-rate product and leasing income
Prior-year quarter:
Noninterest income decreased $17 million, or 5%
Service charges and fees were up 7% reflecting improved
household growth and commercial pricing initiatives
Mortgage banking fees decreased $15 million from 1Q15
which included $10 million portfolio sale gain, also
reflecting lower volume and a reduction in MSR valuation
Card fees down $2 million, as improved volumes were more
than offset by a $7 million impact from a card reward
accounting change
Weaker results in FX & LC fees reflecting market conditions
Other income decreased $9 million, largely reflecting lower
leasing income
8
Highlights
1)
Other income includes bank-owned life insurance and other income.
$s in millions
$330
$362
$347
1Q16
4Q15
1Q15
Service charges and fees
Card fees
Trust and inv services
FX & LC fees
Mortgage banking fees
Capital markets fee income
Securities gains (losses)
Other income
(1)

Adjusted noninterest expense —
excluding restructuring charges and special items
(1)
Linked quarter:
Noninterest expense relatively stable
–
Higher salaries and employee benefits and
occupancy expense were partially offset by
lower outside services from seasonally higher
4Q levels and other expense
Salaries and employee benefits up $21 million
driven by $16 million increase in payroll taxes
–
FTEs up 188 largely reflecting additions to
support mortgage originators and risk,
compliance and operations
Outside services down $11 million from seasonally
higher 4Q15 levels
Other expense decreased $10 million and included
a $7 million benefit tied to card reward accounting
change
Prior-year quarter:
Noninterest expense increased
$11
million
from
Adjusted
(1)
1Q15
levels
Salaries and employee benefits up $5 million largely
reflecting investments to drive future revenue
growth and improve risk and operations, partially
offset by ongoing efficiency initiatives
Outside services increased $20 million driven by
technology outsourcing and incremental
investments to drive future revenue growth
Equipment expense increase driven by depreciation
for technology projects put into service, including
new data center
9
Highlights
1)
Non-GAAP
item.
Adjusted
results
exclude
the
effect
of
net
restructuring
charges
and
special
items
associated
with
efficiency
and
effectiveness
programs
and
separation from RBS. See important information on use of Non-GAAP items in the Appendix.
.
Full-time equivalents (FTEs)
17,902
17,714
17,792
(1)
(1)
(1)
(1)
(1)
(1)
(1)
1Q16 change from
$s in millions
1Q16
4Q15
1Q15
4Q15
1Q15
$
%
$
%
Adjusted salaries and benefits
(1)
425
$
404
$
420
$
21
$
5
%
5
$
1
%
Adjusted occupancy
(1)
76
74
78
2
3
(2)
(3)
Adjusted equipment expense
(1)
65
67
62
(2)
(3)
3
5
Adjusted outside services
(1)
91
102
71
(11)
(11)
20
28
Amortization of software
39
38
36
1
3
3
8
Other expense
115
125
133
(10)
(8)
(18)
(14)
Adjusted noninterest expense
(1)
811
$
810
$
800
$
1
$
—
%
11
$
1
%
Restructuring charges and special items
—
—
10
—
—
(10)
(100)
Total noninterest expense
811
$
810
$
810
$
1
$
—
%
1
$
—
%
$811
$810
$800
66%
66%
68%
1Q16
4Q15
1Q15
Adjusted salary and benefits
Adjusted occupancy & equip
Adjusted all other
Adjusted efficiency ratio

Consolidated average balance sheet
Linked quarter:
Total earning assets up $2.0 billion, or 2%, with loan
growth of $2.1 billion, or 2%
Commercial loans up $1.2 billion driven by solid
growth in Mid-corporate and Industry Verticals,
Corporate Finance and Commercial Real Estate
Retail loans up $839 million driven by student,
mortgage and iPhone upgrade program (iUp)
Total deposits increased $613 million on strength in
low-cost core deposits, partially offset by lower money
market balances
Prior-year quarter:
Total earning assets up $4.8 billion, or 4%
Commercial loans up 8% driven by strength in
Commercial Real Estate, Corporate Finance, Mid-
corporate and Industry Verticals and Franchise
Finance
Retail loans up 5% driven by growth in student,
mortgage and auto
Total deposits up $6.3 billion, or 7%, reflecting strength
in DDA and checking with interest as well as money
market
Borrowed funds down $1.6 billion
Senior debt and sub-debt issuances replaced short-
term FHLB and repos
10
Highlights
Note: Loan portfolio trends reflect non-core portfolio impact not included in segment results on pages 11 & 12.
1)
Low-cost core deposits include demand, checking with interest and regular savings.
1Q16 change from
$s in billions
1Q16
4Q15
1Q15
4Q15
1Q15
$
%
$
%
Investments and interest bearing
deposits
25.5
$
25.7
$
27.1
$
(0.1)
$
—

%
(1.5)
$
(6)

%
Total commercial loans
47.0

45.8

43.5

1.2

3

3.5

8

Total retail loans
53.2

52.4

50.4

0.8

2

2.8

5

Total loans and leases
100.3

98.2

94.0

2.1

2

6.3

7

Loans held for sale
0.4

0.3

0.3

—

5

—

7

Total interest-earning assets
126.2

124.2

121.3

2.0

2

4.8

4

Total noninterest-earning assets
12.6

12.1

12.0

0.5

4

0.6

5

Total assets
138.8
$
136.3
$
133.3
$
2.5
$
2

5.5
$
4

Low-cost core deposits
(1)
53.6

52.7

49.8

0.9

2

3.7

8

Money market deposits
36.2

36.5

33.6

(0.3)

(1)

2.6

8

Term deposits
12.2

12.2

12.2

—

—

—

—

Total deposits
102.0
$
101.4
$
95.6
$
0.6
$
1

6.3
$
7

Total borrowed funds
13.9

12.6

15.5

1.3

10

(1.6)

(11)

Total liabilities
119.0
$
116.7
$
113.9
$
2.3
$
2

5.0
$
4

Total stockholders' equity
19.8

19.6

19.4

0.2

1

0.4

2

Total liabilities and equity
138.8
$
136.3
$
133.3
$
2.5
$
2

%
5.5
$
4

%
$126.2 billion
Interest
earning assets
$115.9 billion
Deposits/borrowed funds
Total
Retail
43%
Total
Commercial
37%
CRE
Other
Commercial
Residential
mortgage
Total home
equity
Automobile
Other
Retail
Investments
and
interest-bearing
deposits
Retail /
Personal
Commercial/
Municipal/
Wholesale
Borrowed
funds
7%
30%
11%
15%
11%
6%
20%
50%
38%
12%
—
—
—
—
—

Consumer Banking average loans and leases

1)
Other includes Credit Card, RV, Marine, Other.
$s in billions
Linked quarter:
Average loans increased $1.0 billion, or 2%, largely reflecting growth in higher yielding student, mortgage and iUp balances
Consumer loan yields up 11 bps, reflecting higher interest rates and continued improvement in mix
Prior-year quarter:
Average loans increased $3.4 billion, or 7%, as growth of $2.2 billion in student, $1.8 billion in mortgages and $859 million in auto was partially offset by a $1.4 billion decrease in home equity outstandings
Consumer loan yields up 12 bps, reflecting focus on driving
improved risk-adjusted returns
Recent developments:
Mortgage originations of $1.4 billion in 1Q16 with a 30%
increase in applications
Highlights
$10.9
$11.1
$11.6
$12.2
$12.7
$18.4
$18.0
$17.6
$17.2
$17.0
$12.9
$13.5
$13.8
$13.8
$13.8
$2.3
$2.7
$3.2
$3.7
$4.5
$3.1
$3.1
$3.0
$3.0
$3.0
$2.5
$2.3
$2.4
$2.6
$2.5
$50.1B
$50.7B
$51.6B
$52.5B
$53.5B
1Q15
2Q15
3Q15
4Q15
1Q16
Mortgage
Home Equity
Auto
Student
Business Banking
Other
Average loans and leases
(1)
Yields
3.72%
3.68%
3.69%
3.73%
3.84%

Commercial Banking average loans and leases
Linked quarter:
Average loans up $1.3 billion, or 3%, with solid growth in Mid-
corporate and Industry Verticals, Corporate Finance and Commercial
Real Estate
Results reflect solid loan demand coupled with enhanced client targeting efforts, along with continued pricing and credit discipline
Loan yields increased 18 bps driven by higher rates
Prior-year quarter:
Average loans up $3.7 billion, or 9%, on strength in Commercial Real
Estate, Corporate Finance, Mid-corporate and Industry Verticals and
Franchise Finance
Loan yields increased 18 bps reflecting higher rates and improved mix
12
1)
Other
includes
Business
Capital,
Govt
&
Professional
Banking,
Corporate
Finance,
Treasury
Solutions,
Corporate
and
Commercial
Banking
Admin.
Highlights
$s in billions
Average loans and leases
Yields
2.57%
2.56%
2.57%
2.57%
2.75%
$6.2
$6.4
$6.2
$6.5
$6.4
$2.9
$3.0
$3.0
$3.1
$3.5
$2.9
$3.1
$3.2
$3.4
$3.8
$12.0
$12.2
$12.0
$11.8
$11.9
$6.1
$6.1
$6.1
$6.1
$6.2
$7.4
$7.7
$8.2
$8.5
$8.7
$2.6
$2.8
$3.1
$3.1
$3.3
$40.1B
$41.3B
$41.8B
$42.5B
$43.8B
1Q15
2Q15
3Q15
4Q15
1Q16
Mid-Corporate
Industry Verticals
Franchise Finance
Middle Market
Asset Finance
Commercial Real Estate
Other
(1)

Average funding and cost of funds
Linked quarter:
Total average deposits up $613 million
Growth in interest checking and money market and savings
partially offset by lower Commercial Banking DDA balances
Total deposit costs remained stable reflecting disciplined
pricing actions in Consumer Banking, offset by expected
rates-driven uptick in Commercial Banking
Continued progress in repositioning liabilities structure to align better with peers
Repurchased $125 million of holding company sub-debt
and issued $750 million in bank senior notes
Prior-year quarter:
Total average deposits increased $6.3 billion, or 7%, on strength across all categories
Total deposit cost of funds increased 2 bps
13
Highlights
Average interest-bearing liabilities and DDA
$s in billions
$41.7
$43.0
$44.6
$44.6
$44.6
$25.8
$26.4
$26.8
$27.5
$27.2
$16.0
$16.6
$16.9
$17.1
$18.0
$12.2
$12.6
$12.7
$12.2
$12.2
$4.6
$4.4
$2.9
$1.6
$0.9
$7.0
$6.5
$5.1
$5.0
$3.1
$3.9
$3.9
$4.1
$6.0
$9.9
$111.2B
$113.3B
$113.0B
$114.0B
$115.9B
1Q15
2Q15
3Q15
4Q15
1Q16
Money market & savings
DDA
Checking with interest
Term & time deposits
Total fed funds & repo
Short-term borrowed funds
Total long-term borrowings
Deposit cost of funds
0.22%
0.24%
0.25%
0.24%
0.24%
Total cost of funds
0.39%
0.40%
0.41%
0.41%
0.40%

Overall credit quality remains solid with charge offs and NPLs relatively stable
Net charge-offs of $83 million, or 0.33% of average loans and leases increased modestly from 4Q15;
Commercial NCOs beginning to normalize but retail NCOs decreased linked quarter, in part due to seasonality
Up 10 bps from 1Q15, which included an unusually high $28 million of commercial recoveries
NPLs to total loans and leases remained stable at 1.07% as an increase in commercial
NPLs was largely offset by reduction in retail
Oil & gas portfolio NPLs up $210 million
TDR transaction and reclassification of GSE guaranteed loans reduced NPLs by
$97 million and $77 million, respectively
Provision for credit losses of $91 million stable with 4Q15
Reserve increase related to the oil & gas portfolio was partially offset by the benefit related to the planned TDR transaction as well as improvement in retail
Strong credit quality trends continue
14
Highlights
1)
Allowance for loan and lease losses to nonperforming loans and leases.
$s in millions
$54
$78
$75
$77
$83
$58
$77
$76
$91
$91
$1.1B
$1.1B
$1.0B
$1.1B
$1.1B
1Q15
2Q15
3Q15
4Q15
1Q16
Net charge-offs
Provision for credit losses
($22)
$7
$5
($3)
$9
$69
$68
$66
$73
$67
$7
$3
$4
$7
$7
$54
$78
$75
$77
$83
0.23%
0.33%
0.31%
0.31%
0.33%
1Q15
2Q15
3Q15
4Q15
1Q16
Commercial
Retail
SBO
Net c/o ratio
Net charge-offs (recoveries)
Provision for credit losses, charge-offs, NPLs
NPLs to loans
and leases
NPLs
$1,202
$1,201
$1,201
$1,216
$1,224
106%
114%
116%
115%
113%
1Q15
2Q15
3Q15
4Q15
1Q16
Allowance for loan and lease losses
NPL coverage ratio
Allowance for loan and lease losses
(1)
1.20%
1.09%
1.06%
1.07%
1.07%
1.27%
1.24%
1.23%
1.23%
1.21%
Allowance to loan coverage ratio

Planned TDR transaction highlights

Planned TDR transaction expected to further improve credit
profile and is consistent with overall balance sheet optimization strategies
Reduces NPLs by $97 million, or 8.2%, in 1Q16
Expect targeted sale to result in a gain in 2Q/3Q
Reflects active market for TDR assets and the benefit of
continued home price appreciation
Expected to enhance returns and provide partial offset to
pending FDIC assessment increase after 2Q16
Highlights
TDR transaction detail
Category
Total
Mortgage
Home
Equity
Total
Mortgage
Total
Performing
158

54

212

64

64

276
$
Nonperforming
50

31

81

16

16

97
$
Total
208
$
85
$
293
$
80
$
80
$
373
$
Consumer Banking Segment
Other
$s in millions
$373 million of loans transferred to held for sale at 3/31/16:
Consumer
$208 million core mortgage loans
$85 million core home equity loans
Other
$80 million non-core mortgage loans

Capital and liquidity remain strong

Highlights
1)
Current reporting period regulatory capital ratios are preliminary.
2)
Basel III ratios assume that certain definitions impacting qualifying Basel III capital will phase in through 2019. Ratios also reflect the required U.S. Standardized methodology for calculating RWAs, effective January 1, 2015.
3)
This is a non-GAAP financial measure. See important information on use of non-GAAP items in the Appendix.
4)
Based on the September 2014 release of the U.S. version of the Liquidity Coverage Ratio (LCR). Note that as a modified LCR company, CFG’s minimal LCR requirement of 90% began January 2016.
5)
Period end includes held for sale.
Capital levels remain above regional peers
1Q16 Basel III common equity tier 1 ratio (transitional
basis) down approximately 10 basis points from 4Q15
Net income: ~19 bps increase
RWA growth: ~25 bps decrease
Dividends & other: ~4 bps decrease
LDR increased from 97% in 4Q15 to 99% in 1Q16
Fully
compliant
with
LCR
requirement
(4)
Repurchased $125 million of sub-debt not included in 2015
CCAR submission
Announced increase in quarterly dividend of 20% to
12¢/common share to holders of record on May 4, 2016
15.5%
15.3%
15.4%
15.3%
15.1%
12.2%
11.8%
11.8%
11.7%
11.6%
1Q15
2Q15
3Q15
4Q15
1Q16
Total capital ratio
Common equity tier 1 ratio
96%
97%
96%
97%
99%
1Q15
2Q15
3Q15
4Q15
1Q16
as of
$s in billions (period-end)
1Q15
2Q15
3Q15
4Q15
1Q16
Basel III transitional basis
(1,2)
Common equity tier 1 capital
13.4
$
13.3
$
13.2
$
13.4
$
13.6
$
Risk-weighted assets
109.8
$
112.1
$
112.3
$
114.1
$
116.6
$
Common equity tier 1 ratio
12.2%
11.8%
11.8%
11.7%
11.6%
Total capital ratio
15.5%
15.3%
15.4%
15.3%
15.1%
Basel III fully phased-in
(1,3)
Common equity tier 1 ratio
12.1%
11.8%
11.7%
11.7%
11.6%
Basel III minimum for CET1 ratio
2015
2016
2017
2018
2019
Basel III minimum plus phased-in
capital conservation buffer
4.5%
5.1%
5.8%
6.4%
7.0%
Loan-to-deposit ratio
(5)
Capital ratio trend
(1,2)
(1,2)

Summary of progress on strategic initiatives

1)
Excludes the impact of $335 million transfer of loan balances to Franchise Finance.
Reenergize household growth
Expand mortgage sales force
Grow Auto
Grow Student/Installment
Expand Business Banking
Expand Wealth sales force
Build out Mid-Corp & verticals
Continue development of Capital
and Global Markets activities
Build out Treasury Solutions
Grow Franchise Finance
Expand Middle Market
Grow CRE
Reposition Asset Finance
Balance Sheet Optimization
Top II
Retail checking households grew by ~15,000 or 1% vs. 1Q15. Deposits up 5% vs. prior year quarter and services charges up 5%.
Origination volume up 15% from the prior year quarter, though LOs relatively flat and conforming mix below
40%. Work continues to improve operational processes.
Continue to execute on pricing optimization strategy, with stable credit performance. 1Q16 organic origination yields of 3.54%, up 4 bps from prior quarter and 11 bps from 1Q15.
Sustained momentum in Student with total loan balances doubling from 1Q15. Continued strong growth in
Apple iPhone product with approximately $310 million of balances by the end of 1Q16.
Increasing focus on deposits, cash management, and other fee income streams driving deposits up 6% and deposit fees up 7% compared to 1Q15.
Financial consultants up 8%, or 25, vs. 1Q15 with strong hiring momentum in 1Q16. Continue to reposition business from transaction to fee-based model, notwithstanding market volatility.
Mid-Corp and specialty verticals grew loan balances by over 10% vs. 1Q15. Continue to see strong growth in verticals driven by building industry-based expertise.
Business holding fee income flat despite continuing weak market conditions. Rolling out enhanced interest rate products and FX originations platform in 2Q16 to improve delivery and risk management.
Fees up 20% vs. 1Q15 led by strength in core cash management services, TOP II pricing initiative, and commercial card.
Portfolio relatively stable compared to 1Q15, and up 1% vs. prior quarter. Deposits up ~$450 million, or 6%, and fee income up 6% versus prior year quarter.
Continue to deepen relationships with top developers across core geographies. CRE loans up 2% QoQ and 17%
YoY to $8.7 billion. Origination yields up 47 bps from 4Q15.
Re-aligned business to reduce expense and drive increased penetration with Middle Market customer base.
Portfolio balances up 1% compared to 4Q15, supported by initiatives targeting transportation, construction, and renewable sectors.
Asset optimization and deposit costs efforts led to NIM improvement in 1Q16. NIM of 2.86% in 1Q16 was 9 bps higher than both 4Q15 and 1Q15 with roughly 5 bps of benefit from Fed increase and 4 bps due to balance sheet initiatives. Cost of deposits remained flat from 4Q15 at 24 bps.
Initiatives performing well in 1Q16. Remain on track to deliver $90-$115 million of P&L benefit in 2016.
Strong growth with balances up 21% YoY
(1)
. Continue expansion in well-established brands of quick service and fast casual franchises.
Initiative
1Q16
Status
Commentary

2Q16 outlook
(1)

1) Does not reflect impact of the targeted TDR loan sale. See page 15 for more information on expected TDR sale.
Net interest income,
net interest margin
Noninterest expense
Credit trends,
tax rate
~2.0% loan growth
Expect relatively stable net interest margin
Modest increase
Committed to YoY operating leverage goals
Provision expense up modestly
Tax rate of ~33%
2Q16 expectations vs. 1Q16
(1)
Capital, liquidity and
funding
Quarter-end Basel III common equity tier 1 ratio ~11.6%
Loan-to-deposit ratio of ~98%
Noninterest
income
Mid-single digit growth

1Q16 was another good quarter for Citizens
Financial results continue to improve and meet expectations
Good progress on strategic initiatives, mindset of ‘continuous improvement’
Balance sheet management showing results (NIM, loan growth, TDR sale, sub-debt repurchase, dividend increase)
Tangible
book
value
(1)
per
share
continues
to
grow;
$25.21
at
quarter-end
2016 will continue to see a focus on execution
Comprehensive plan to deliver well for all stakeholders
Key to financial results is to grow the balance sheet smartly, execute build-out of fee businesses and deliver positive operating leverage
Will seek more efficiencies to offset fee sluggishness
Capital and credit position remain strong
Peer leading CET1 ratio permits both strong loan growth and returns to shareholders
Credit metrics remain robust; oil and gas exposure modest and well-reserved
Key messages

1)
Non-GAAP item. See important information on use of non-GAAP items in the Appendix.

Appendix 20

Quarter-over-quarter results
Adjusted pre-provision profit
(1)
$s in millions
Adjusted return on average
tangible assets
(1)
Adjusted net income
(1)
$s in millions
1)
Adjusted results are non-GAAP items and exclude the effect of net restructuring charges and special items associated with efficiency and effectiveness programs and separation from RBS.
See important information on use of non-GAAP items in the Appendix.
2)
Excludes loans held for sale.
Adjusted return on average
tangible common equity
(1)
12 bps
1 bps
4%
10%
Period-end loans
(2)
$s in billions
Period-end deposits
$s in billions
5%
Adjusted Diluted EPS
(1)
$101.0
$102.6
7%
4%
$383
$423
1Q15
1Q16
$94.5
1Q15
1Q16
0.69%
0.68%
1Q15
1Q16
$215
$223
$0.39
$0.41
1Q15
1Q16
$99.0
1Q15
1Q16
6.7%
6.6%
1Q15
1Q16

Linked-quarter results

1 bps
14 bps
0.2%
Diluted EPS
2%
Pre-provision profit
$s in millions
Return on average tangible assets
(2)
Period-end loans
(1)
$s in billions
Net income
$s in millions
Return on average tangible
(2)
common equity
Period-end deposits
$s in billions
2%
1)
Excludes loans held for sale.
2)
Non-GAAP item. See important information on use of non-GAAP items in the Appendix.
$101.0
1%
$102.5
$102.6
0.1%
$422
$423
4Q15
1Q16
$99.0
4Q15
1Q16
0.67%
0.68%
4Q15
1Q16
$221
$223
$0.42
$0.41
4Q15
1Q16
4Q15
1Q16
6.7%
6.6%
4Q15
1Q16

Consumer Banking segment

1)
Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with efficiency and effectiveness programs and separation from RBS.
See important information on use of non-GAAP items in the Appendix.
2)
Includes held for sale.
3)
Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for tier 1 common equity and then allocate that approximation to the segments based on economic capital.
Highlights
Linked quarter:
Net income up $4 million, or 6%
Net interest income up $16 million, driven by higher loan
balances and higher checking and savings deposits and
improved pricing
Average loans up 2% and average deposits stable
Noninterest income down $18 million, driven by the impact of the card reward accounting change, seasonally lower service
charges and fees as well as a reduction in mortgage banking
and trust and investment sales
Mortgage banking fees down $2 million, largely reflecting
mortgage servicing rights valuation and lower volumes
largely offset by the benefit of higher loan sale gains and
application volumes
Noninterest expense decreased $8 million, reflecting the impact of the card reward accounting change, lower outside services expense, partially offset by increased salaries and employee benefits including seasonally higher payroll taxes
Prior-year quarter:
Net income up $10 million, or 16%
Total revenue up $37 million reflecting strength in NII on higher interest rates and improving loan portfolio mix as well as lower deposit costs
Average loans up $3.5 billion and average deposits up
$3.4 billion
Noninterest expense increased $20 million, or 3%, given
continued investment in the business to drive further growth
1Q16 change from
$s in millions
1Q16
4Q15
1Q15
4Q15
1Q15
$
%
$
%
Net interest income
581
$
565
$
533
$
16
$
3

%
48
$
9

%
Noninterest income
208

226

219

(18)

(8)

(11)

(5)

Total revenue
789

791

752

(2)

—

37

5

Noninterest expense
616

624

596

(8)

(1)

20

3

Pre-provision profit
173

167

156

6

4

17

11

Provision for credit losses
63

65

63

(2)

(3)

—

—

Income before income tax
expense
110

102

93

8

8

17

18

Income tax expense
39

35

32

4

11

7

22

Net income
71
$
67
$
61
$
4
$
6

%
10
$
16

%
Average balances
$s in billions
Total loans and leases
(2)
53.7
$
52.7
$
50.3
$
1.0
$
2

%
3.5
$
7

%
Total deposits
70.9
$
70.9
$
67.5
$
(0.1)
$
—

%
3.4
$
5

%
Mortgage Banking metrics
Originations
1,386
$
1,426
$
1,211
$
(40)
$
(3)

%
175
$
14

%
Origination Pipeline
2,126

1,684

1,683

442

26

%
443

26

%
Gain on sale of secondary
originations
2.40%
1.77%
2.65%
63

bps
(25)

bps
Performance metrics
ROTCE
(1,3)
5.6%
5.5%
5.3%
9

bps
29

bps
Efficiency ratio
(1)
78%
79%
79%
(77)

bps
(117)

bps

Commercial Banking segment

1)
Non-GAAP item. See important information on use of non-GAAP items in the Appendix.
2)
Includes held for sale.
3)
Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for tier 1 common equity and then allocate that approximation to the segments based on economic capital.
Highlights
1Q16 change from
$s in millions
1Q16
4Q15
1Q15
4Q15
1Q15
$
%
$
%
Net interest income
300
$
301
$
276
$
(1)
$
—

%
24
$
9

%
Noninterest income
99

107

100

(8)

(7)

(1)

(1)

Total revenue
399

408

376

(9)

(2)

23

6

Noninterest expense
187

180

173

7

4

14

8

Pre-provision profit
212

228

203

(16)

(7)

9

4

Provision for credit losses
9

(2)

(21)

11

550

30

143

Income before income tax
expense
203

230

224

(27)

(12)

(21)

(9)

Income tax expense
70

78

77

(8)

(10)

(7)

(9)

Net income
133
$
152
$
147
$
(19)
$
(13)

%
(14)
$
(10)

%
Average balances
$s in billions
Total loans and leases
(2)
43.9
$
42.6
$
40.2
$
1.3
$
3

%
3.7
$
9

%
Total deposits
24.8
$
24.6
$
21.9
$
0.2
$
1

%
2.9
$
13

%
Performance metrics
ROTCE
(1,3)
11.2%
12.6%
13.2%
(138)

bps
(196)

bps
Efficiency ratio
(1)
47%
44%
46%
272

bps
73

bps
Linked quarter:
Commercial Banking net income decreased $19 million, or 13%
Total revenue decreased $9 million, with net interest income relatively stable with higher deposit costs and nonaccruals
offsetting the benefit of higher interest rates
Strength in Mid-corporate and Industry Verticals, Corporate
Finance, Commercial Real Estate and Middle Market
Average deposits up slightly from 4Q15
Noninterest income decreased $8 million due in part to lower interest-rate products and leasing income and service charges and fees offsetting higher Capital Markets fees
Noninterest expense increased $7 million, or 4%, partly due to higher salary and benefits expense
Prior-year quarter:
Net income decreased $14 million, or 10%
Net interest income was up $24 million reflecting the benefit of higher interest rates and a $3.7 billion increase in average loans and $2.9 billion increase in deposits
Noninterest income was relatively stable as strength in service charges and fees was offset by lower leasing income and foreign exchange and letter of credit fees
Noninterest expense increased $14 million, reflecting increased outside services and salary and benefits costs associated with continued sales force expansion

Other

Linked quarter:
Other recorded net income of $19 million, up $17 million as
higher net interest income and lower provision for credit losses were partially offset by lower noninterest income and higher noninterest expense
Net interest income increased $19 million largely reflecting favorable residual funds transfer pricing, partially offset by higher wholesale funding costs and a lower FRB stock dividend
Noninterest income decreased $6 million, reflecting lower bank-
owned life insurance benefits, the impact of a 4Q15 gain on a sub-debt redemption and lower securities gains
Noninterest expense increased $2 million driven by seasonally higher incentive compensation
Provision for credit losses decreased $9 million
Reflects a $8 million reserve build versus a $14 million build in the prior quarter
Also reflects a $3 million decrease in non-core
charge-offs
Prior-year quarter:
Net income increased $18 million
Net interest income decreased $4 million
Noninterest income decreased $5 million
Noninterest expense down $33 million from 1Q15 which included restructuring charges and special items
Provision for credit losses increased $3 million
Reflects an $8 million reserve build versus a $4 million build in the prior-year quarter
Highlights
1Q16 change from
$s in millions
1Q16
4Q15
1Q15
4Q15
1Q15
$
%
$
%
Net interest income
23
$
4
$
27
$
19
$
475

%
(4)
$
(15)

%
Noninterest income
23

29

28

(6)

(21)

(5)

(18)

Total revenue
46

33

55

13

39

(9)

(16)

Noninterest expense
8

6

41

2

33

(33)

(80)

Pre-provision profit (loss)
38

27

14

11

41

24

171

Provision for credit losses
19

28

16

(9)

(32)

3

19

Income (loss) before income
tax expense (benefit)
19

(1)

(2)

20

NM
21

NM
Income tax expense (benefit)
—

(3)

(3)

3

100

3

100

Net income (loss)
19
$
2
$
1
$
17
$
NM
%
18
$
NM
%
Average balances
$s in billions
Total loans and leases
3.0
$
3.2
$
3.8
$
(0.2)
$
(6)

%
(0.8)
$
(21)

%
Total deposits
6.3
$
5.8
$
6.2
$
0.4
$
8

%
0.1
$
1

%
—
—
—

$53.0 billion
1Q16 retail portfolio
(1)
$48.0 billion
1Q16 commercial portfolio
(2)
Mid-Atlantic
Midwest
New England
(2)
Leases
C&I
CRE
Mid-Atlantic
Midwest
New England
26
Diversified and granular loan mix
Weighted-average FICO score of 756
(3)
86% collateralized
(3)
69% of the consumer real estate portfolio is secured by a 1
st
lien
(3)
Highly granular, diversified portfolio with an average loan balance of less than $10 million across the C&I, CRE and Leasing portfolios
Home
Equity
Indirect
Auto
Residential Mortgage
Education Finance
Credit Cards
Other
Non-Core
Business
Banking
Retail NCO%
(4)
Retail NPL%
(5)
Commercial NPL%
(7)
Commercial NCO%
(6)
Non-Core
31%
13%
31%
25%
Out of
footprint
(8)
25%
15%
33%
27%
CFG           Peers
CFG vs. Peers
Out of
footprint
(8)
1)
Includes loans and leases (other than loans held for sale) from our Other portfolio allocated by product class according to our risk management system.
2)
Includes owner-occupied commercial real estate.
3)
Portfolio balances as of March 31, 2016. FICO score, LTV ratio, loan term, lien position, risk rating, property type, industry sector and geographic stratifications as of February 29, 2016, as applicable.
4)
Source: Company data and SNL, includes core and non-core loans – Peers include BB&T, Comerica, Fifth Third, Key, M&T, PNC, Regions, SunTrust and U.S. Bancorp.
5)
Source: Company data and SNL, includes core and non-core loans – NPL% equals Nonaccrual plus 90+ days past due and still accruing loans (excluding FDIC “covered” loans and loans guaranteed by the U.S. government) as a % of total.
6)
Note: Includes non-core loans, which total 1% of Commercial loans. Product view. Source: Company data and SNL – Regulatory reporting basis; peer banks include: BB&T, Comerica, Fifth Third, Key, M&T, PNC, Regions, SunTrust and U.S Bancorp.
7)
Product view. Source: Company data and SNL includes core and non-core loans – Regulatory reporting basis; peer banks include: BB&T, Comerica, Fifth Third, Key, M&T, PNC, Regions, SunTrust, and U.S. Bancorp. NPL% equals nonaccrual plus
90+ days past due and still-accruing loans (excluding covered loans and loans guaranteed by the U.S. government) as a % of total.
8)
Footprint defined as 11-state branch footprint (CT, DE, MA, MI, NH, NJ, NY, OH, PA, RI & VT) and contiguous states where CFG maintains offices (IL, IN, KY, MD & ME).

25%
19%
17%
5%
8%
26%
1.8%
98.2%
6%
9%
42%
21%
22%
Oil & Gas portfolio overview
Well-diversified portfolio with ~100 clients
Includes $339 million of corporate aircraft leases arising from
Asset Finance
$200 million of loans across six credits moved to nonperforming status in 1Q16 following new regulatory guidance related to
multi-tiered structures
All loans current, still paying
No charge-offs have been recorded
No second lien positions
Oil and gas portfolio loan loss reserves of $61 million as of
3/31/16
Reserves to total loans of more price-sensitive portfolios
now at 6.3%
(3)
No E&P customers have filed bankruptcy
27
Highlights
Total loans outstanding
Oil & Gas
All other loans
AAA to A-
BBB+ to BBB-
BB+ to BB-
B+ to
B
B-
and
lower
15% investment grade
~$1.1 billion
more sensitive
to declining oil
prices
Midstream
Integrated
Downstream
Reserve-Based
Lending (RBL)
Upstream,
Non-RBL
Oil Field
Services
Oil & Gas portfolio
by Sub-sector
Oil & Gas portfolio
by Investment grade-equivalent risk rating
(2)
1Q16 Oil & Gas Outstandings
$s in millions
Total
O/S
Utilized
%
Criticized
%
Nonaccrual
status
Less price-sensitive total
706
$
64%
0%
0
$
Upstream
314
82%
Oilfield Services
344
67%
RBL
457
63%
More price-sensitive total
1,115
69%
49%
210
Total Oil & Gas
1,821
$
67%
30%
210
$
(1)
1)
Includes Downstream, Integrated, and Midstream sub-categories.
2)
Portfolio balances as of March 31, 2016. FICO score, LTV ratio, loan term, lien position, risk rating, property type, industry sector and geographic stratifications as of February 29, 2016 as applicable.
3)
Reserves/(More price-sensitive Oil & Gas portfolio outstandings - leases secured by aircraft ($135 million)).

Restructuring charges and special items

1)
These are non-GAAP financial measures. Please see Non-GAAP Reconciliation Tables in the Appendix for an explanation of our use of non-GAAP financial measures and their reconciliation to GAAP.
$s in millions, except per share data
GAAP
results
included
restructuring
charges
and
special
items
related
to
enhancing
efficiencies
and
improving
processes
across
the
organization
and
separation
from
The
Royal
Bank
of
Scotland
Group
plc
(“RBS”).
Restructuring
charges
and
special
items
(1)
1Q16 change from
1Q16
4Q15
1Q15
4Q15
1Q15
$
%
$
%
Pre-tax restructuring charges and
special items
—
—
10
—
NM
%
(10)
NM
%
After-tax restructuring charges and
special items
—
—
6
—
NM
(6)
NM
Diluted EPS impact
—
$
—
$
0.01
$
—
$
NM
%
(0.01)
$
NM
%

Non-GAAP financial measures

This document contains non-GAAP financial measures. The table below presents reconciliations of certain non-GAAP measures. These reconciliations exclude restructuring charges and/or special items, which are usually included, where applicable, in the financial results presented in accordance with GAAP. Restructuring charges and special items include expenses related to our efforts to improve processes and enhance efficiencies, as well as rebranding, separation from RBS and regulatory expenses.
The non-GAAP measures set forth below include “noninterest income”, “total revenue”, “ noninterest expense”, “pre-provision profit”, “income before income tax expense”, “income tax expense”, “net income”, “net income available to common stockholders”, “salaries and employee benefits”, “outside services”, “occupancy”,
“equipment expense”, “other operating expense”, “net income per average common share”, “return on average common equity” and “return on average total assets”.
In addition, we present computations for "tangible book value per common share", “return on average tangible common equity”, “return on average total tangible assets”, “efficiency ratio”, “pro forma Basel III fully phased-in common equity tier 1 capital”, “operating leverage”, “noninterest income before accounting change” and
“card fee income before accounting change” as part of our non-GAAP measures.
We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe restructuring charges and special items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without restructuring charges and special items. We believe this presentation also increases comparability of period-to-period results.
We also consider pro forma capital ratios defined by banking regulators but not effective at each period end to be non-GAAP financial measures. Since analysts and banking regulators may assess our capital adequacy using these pro forma ratios, we believe they are useful to provide investors the ability to assess our capital adequacy on the same basis.
Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-
GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

Non-GAAP reconciliation table

(Excluding restructuring charges and special items)
$s in millions, except per share data
1Q16
4Q15
3Q15
2Q15
1Q15
Noninterest income, excluding special items:
Noninterest income (GAAP)
$330
$362
$353
$360
$347
Less: Special items
—
—
—
—
—
Noninterest income, excluding special items (non-GAAP)
$330
$362
$353
$360
$347
Total revenue, excluding special items:
Total revenue (GAAP)
A
$1,234
$1,232
$1,209
$1,200
$1,183
Less: Special items
—
—
—
—
—
Total revenue, excluding special items (non-GAAP)
B
$1,234
$1,232
$1,209
$1,200
$1,183
Noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP)
C
$811
$810
$798
$841
$810
Less: Restructuring charges and special items
—
—
—
40
10
Noninterest expense, excluding restructuring charges and special items (non-GAAP)
D
$811
$810
$798
$801
$800
Pre-provision profit, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)
$1,234
$1,232
$1,209
$1,200
$1,183
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)
811
810
798
801
800
Pre-provision profit, excluding restructuring charges and special items (non-GAAP)
$423
$422
$411
$399
$383
Income before income tax expense, excluding restructuring charges and special items:
Income before income tax expense (GAAP)
$332
$331
$335
$282
$315
Less: Income before income tax expense (benefit) related to restructuring charges and special items (GAAP)
—
—
—
(40)
(10)
Income before income tax expense, excluding restructuring charges and special items (non-GAAP)
$332
$331
$335
$322
$325
Income tax expense, excluding restructuring charges and special items:
Income tax expense (GAAP)
$109
$110
$115
$92
$106
Less: Income tax (benefit) related to restructuring charges and special items (GAAP)
—
—
—
(15)
(4)
Income tax expense, excluding restructuring charges and special items (non-GAAP)
$109
$110
$115
$107
$110
Net income, excluding restructuring charges and special items:
Net income (GAAP)
E
$223
$221
$220
$190
$209
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
—
—
25
6
Net income, excluding restructuring charges and special items (non-GAAP)
F
$223
$221
$220
$215
$215
Net income available to common stockholders (GAAP),  excluding restructuring charges and special items:
Net income available to common stockholders (GAAP)
G
$216
$221
$213
$190
$209
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
—
—
25
6
Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)
H
$216
$221
$213
$215
$215
Return on average common equity, excluding restructuring charges and special items:
Average common equity (GAAP)
I
$19,567
$19,359
$19,261
$19,391
$19,407
Return on average common equity, excluding restructuring charges and special items (non-GAAP)
H/I
4.45%
4.51%
4.40%
4.45%
4.49%
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:
Average common equity (GAAP)
I
$19,567
$19,359
$19,261
$19,391
$19,407
Less: Average goodwill (GAAP)
                  6,876
                   6,876
                   6,876
                   6,876
                   6,876
Less: Average other intangibles (GAAP)
                           3
                           3
                           4
                           5
                           5
Add: Average deferred tax liabilities related to goodwill (GAAP)
                      481
                       468
                       453
                       437
                       422
Average tangible common equity (non-GAAP)
J
$13,169
$12,948
$12,834
$12,947
$12,948
Return on average tangible common equity (non-GAAP)
G/J
6.61%
6.75%
6.60%
5.90%
6.53%
Return on average tangible common equity, excluding preferred dividends (non-GAAP)
E/J
6.82%
6.75%
6.81%
5.90%
6.53%
Return on average tangible common equity, excluding restructuring charges and special items (non-GAAP)
H/J
6.61%
6.75%
6.60%
6.67%
6.73%
QUARTERLY TRENDS

Non-GAAP reconciliation table

(Excluding restructuring charges and special items)
$s in millions, except per share data
1Q16
4Q15
3Q15
2Q15
1Q15
Return on average total assets, excluding restructuring charges and special items:
Average total assets (GAAP)
K
$138,780
$136,298
$135,103
$135,521
$133,325
Return on average total assets, excluding restructuring charges and special items (non-GAAP)
F/K
0.65%
0.64%
0.65%
0.64%
0.65%
Return on average total tangible assets and return on average total tangible assets, excluding restructuring charges and special items:
Average total assets (GAAP)
K
$138,780
$136,298
$135,103
$135,521
$133,325
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
Less: Average other intangibles (GAAP)
3
3
4
5
5
Add: Average deferred tax liabilities related to goodwill (GAAP)
481
468
453
437
422
Average tangible assets (non-GAAP)
L
$132,382
$129,887
$128,676
$129,077
$126,866
Return on average total tangible assets (non-GAAP)
E/L
0.68%
0.67%
0.68%
0.59%
0.67%
Return on average total tangible assets, excluding restructuring charges and special items (non-GAAP)
F/L
0.68%
0.67%
0.68%
0.67%
0.69%
Efficiency ratio and efficiency ratio, excluding restructuring charges and special items:
Efficiency ratio (non-GAAP)
C/A
65.66%
65.76%
66.02%
70.02%
68.49%
Efficiency ratio, excluding restructuring charges and special items (non-GAAP)
D/B
65.66%
65.76%
66.02%
66.70%
67.65%
Tangible book value per common share:
Common shares -
at end of period (GAAP)
M
528,933,727
527,774,428
527,636,510
537,149,717
547,490,812
Common stockholders' equity (GAAP)
$19,718
$19,399
$19,353
$19,339
$19,564
Less: Goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
Less: Other intangible assets (GAAP)
3
3
3
4
5
Add: Deferred tax liabilities related to goodwill (GAAP)
494
480
465
450
434
Tangible common equity (non-GAAP)
N
$13,333
$13,000
$12,939
$12,909
$13,117
Tangible book value per common share (non-GAAP)
N/M
$25.21
$24.63
$24.52
$24.03
$23.96
Net income per average common share -
basic and diluted, excluding restructuring charges and special items:
Average common shares outstanding -
basic (GAAP)
O
528,070,648
527,648,630
530,985,255
537,729,248
546,291,363
Average common shares outstanding -
diluted (GAAP)
P
530,446,188
530,275,673
533,398,158
539,909,366
549,798,717
Net income available to common stockholders (GAAP)
G
$216
$221
$213
$190
$209
Net income per average common share -
basic (GAAP)
G/O
0.41
0.42
0.40
0.35
0.38
Net income per average common share -
diluted (GAAP)
G/P
0.41
0.42
0.40
0.35
0.38
Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)
H
216
221
213
215
215
Net income per average common share -
basic, excluding restructuring charges and special items (non-GAAP)
H/O
0.41
0.42
0.40
0.40
0.39
Net income per average common share -
diluted, excluding restructuring charges and special items (non-GAAP)
H/P
0.41
0.42
0.40
0.40
0.39
Pro forma Basel III fully phased-in common equity tier 1 capital ratio
1
:
Common equity tier 1 (regulatory)
$13,570
$13,389
$13,200
$13,270
$13,360
Less: Change in DTA and other threshold deductions (GAAP)
1
2
2
3
3
Pro forma Basel III fully phased-in common equity tier 1 (non-GAAP)
Q
$13,569
$13,387
$13,198
$13,267
$13,357
Risk-weighted assets (regulatory general risk weight approach)
$116,591
$114,084
$112,277
$112,131
$109,786
Add: Net change in credit and other risk-weighted assets (regulatory)
232
244
243
247
242
Basel III standardized approach risk-weighted assets (non-GAAP)
R
$116,823
$114,328
$112,520
$112,378
$110,028
Pro forma Basel III fully phased-in common equity tier 1 capital ratio (non-GAAP)
1
Q/R
11.6%
11.7%
11.7%
11.8%
12.1%
QUARTERLY TRENDS
1
Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating
RWAs, effective January 1, 2015

Non-GAAP reconciliation table

(Excluding restructuring charges and special items)
$s in millions, except per share data
1Q16
4Q15
3Q15
2Q15
1Q15
Salaries and employee benefits, excluding restructuring charges and special items:
Salaries and employee benefits (GAAP)
$425
$402
$404
$411
$419
Less: Restructuring charges and special items
—
(2)
—
6
(1)
Salaries and employee benefits, excluding restructuring charges and special items (non-GAAP)
$425
$404
$404
$405
$420
Outside services, excluding restructuring charges and special items:
Outside services (GAAP)
$91
$104
$89
$99
$79
Less: Restructuring charges and special items
—
2
—
16
8
Outside services, excluding restructuring charges and special items (non-GAAP)
$91
$102
$89
$83
$71
Occupancy, excluding restructuring charges and special items:
Occupancy (GAAP)
$76
$74
$75
$90
$80
Less: Restructuring charges and special items
—
—
—
15
2
Occupancy, excluding restructuring charges and special items (non-GAAP)
$76
$74
$75
$75
$78
Equipment expense, excluding restructuring charges and special items:
Equipment expense (GAAP)
$65
$67
$62
$65
$63
Less: Restructuring charges and special items
—
—
—
—
1
Equipment expense, excluding restructuring charges and special items (non-GAAP)
$65
$67
$62
$65
$62
Other operating expense, excluding restructuring charges and special items:
Other operating expense (GAAP)
$115
$125
$133
$139
$133
Less: Restructuring charges and special items
—
—
—
3
—
Other operating expense, excluding restructuring charges and special items (non-GAAP)
$115
$125
$133
$136
$133
Restructuring charges and special expense items include:
Restructuring charges
$—
$—
$—
$25
$1
Special items
—
—
—
15
9
Restructuring charges and special expense items before income tax expense
$—
$—
$—
$40
$10
1Q16 vs 4Q15
1Q16 vs 1Q15
1Q16
4Q15
3Q15
2Q15
1Q15
% Change
% Change
Operating leverage:
Total revenue (GAAP)
A
$1,234
$1,232
$1,209
$1,200
$1,183
0.2%
4.3%
Noninterest expense (GAAP)
C
$811
$810
$798
$841
$810
0.1%
0.1%
Operating leverage (GAAP)
0.0%
4.2%
Operating leverage, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)
B
$1,234
$1,232
$1,209
$1,200
$1,183
0.2%
4.3%
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)
D
$811
$810
$798
$801
$800
0.1%
1.4%
Operating leverage, excluding restructuring charges and special items: (non-GAAP)
0.0%
2.9%
1Q16 vs 1Q15
1Q16 vs 1Q15
Noninterest income:
$ Change
% Change
Noninterest income (GAAP)
$330
$347
($17)
(5)%
Add: Reward accounting change
7
—
7
NM
Noninterest income, before accounting change (non-GAAP)
$337
$347
($10)
(3)%
Card fee income:
Card fees (GAAP)
$50
$52
($2)
Add: Reward accounting change
7
—
7
Card fee income, before accounting change (non-GAAP)
$57
$52
$5
QUARTERLY TRENDS
QUARTERLY TRENDS

Non-GAAP reconciliation table

Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Net income available to common stockholders:
Net income (GAAP)
A
$71
$133
$19
$223
$67
$152
$2
$221
$68
$145
$7
$220
Less: Preferred stock dividends
—
—
7
7
—
—
—
—
—
—
7
7
Net income available to common stockholders
B
$71
$133
$12
$216
$67
$152
$2
$221
$68
$145
$—
$213
Return on average tangible common equity:
Average common equity (GAAP)
$5,089
$4,790
$9,688
$19,567
$4,831
$4,787
$9,741
$19,359
$4,791
$4,722
$9,748
$19,261
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
—
—
6,876
6,876
          Average other intangibles (GAAP)
—
—
3
3
—
—
3
3
—
—
4
4
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
481
481
—
—
468
468
—
—
453
453
Average tangible common equity (non-GAAP)
C
$5,089
$4,790
$3,290
$13,169
$4,831
$4,787
$3,330
$12,948
$4,791
$4,722
$3,321
$12,834
Return on average tangible common equity (non-GAAP):
B/C
5.59%
11.19%
NM
6.61%
5.50%
12.57%
NM
6.75%
5.67%
12.24%
NM
6.60%
Return on average total tangible assets:
Average total assets (GAAP)
$55,116
$45,304
$38,360
$138,780
$54,065
$43,835
$38,398
$136,298
$53,206
$43,113
$38,784
$135,103
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
—
—
6,876
6,876
          Average other intangibles (GAAP)
—
—
3
3
—
—
3
3
—
—
4
4
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
481
481
—
—
468
468
—
—
453
453
Average tangible assets (non-GAAP)
D
$55,116
$45,304
$31,962
$132,382
$54,065
$43,835
$31,987
$129,887
$53,206
$43,113
$32,357
$128,676
Return on average total tangible assets (non-GAAP)
A/D
0.52%
1.18%
NM
0.68%
0.49%
1.37%
NM
0.67%
0.51%
1.34%
NM
0.68%
Efficiency ratio:
Noninterest expense (GAAP)
E
$616
$187
$8
$811
$624
$180
$6
$810
$623
$175
$—
$798
Net interest income (GAAP)
581
300
23
904
565
301
4
870
556
299
1
856
Noninterest income (GAAP)
208
99
23
330
226
107
29
362
235
100
18
353
Total revenue
F
$789
$399
$46
$1,234
$791
$408
$33
$1,232
$791
$399
$19
$1,209
Efficiency ratio (non-GAAP)
E/F
78.08%
46.74%
NM
65.66%
78.85%
44.02%
NM
65.76%
78.72%
43.75%
NM
66.02%
THREE MONTHS ENDED SEPTEMBER 30,
2016
2015
2015
THREE MONTHS ENDED MARCH 31,
THREE MONTHS ENDED DECEMBER 31,
Non-GAAP Reconciliation -
Segments
$s in millions

Non-GAAP reconciliation table

Non-GAAP Reconciliation -
Segments
$s in millions
Consumer
Banking
Commercial
Banking
Other
Consolidated
Consumer
Banking
Commercial
Banking
Other
Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)
A
$66
$135
($11)
$190
$61
$147
$1
$209
Less: Preferred stock dividends
—
—
—
—
—
—
—
—
Net income available to common stockholders
B
$66
$135
($11)
$190
$61
$147
$1
$209
Return on average tangible common equity:
Average total assets (GAAP)
$4,681
$4,625
$10,085
$19,391
$4,649
$4,526
$10,232
$19,407
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
          Average other intangibles (GAAP)
—
—
5
5
—
—
5
5
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
437
437
—
—
422
422
Average tangible common equity (non-GAAP)
C
$4,681
$4,625
$3,641
$12,947
$4,649
$4,526
$3,773
$12,948
Return on average tangible common equity (non-GAAP):
B/C
5.66%
11.69%
NM
5.90%
5.30%
13.15%
NM
6.53%
Return on average total tangible assets:
Average total assets (GAAP)
$52,489
$42,617
$40,415
$135,521
$51,602
$41,606
$40,117
$133,325
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
          Average other intangibles (GAAP)
—
—
5
5
—
—
5
5
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
437
437
—
—
422
422
Average tangible assets (non-GAAP)
D
$52,489
$42,617
$33,971
$129,077
$51,602
$41,606
$33,658
$126,866
Return on average total tangible assets (non-GAAP)
A/D
0.51%
1.27%
NM
0.59%
0.48%
1.43%
NM
0.67%
Efficiency ratio:
Noninterest expense (GAAP)
E
$613
$181
$47
$841
$596
$173
$41
$810
Net interest income (GAAP)
544
286
10
840
533
276
27
836
Noninterest income (GAAP)
230
108
22
360
219
100
28
347
Total revenue
F
$774
$394
$32
$1,200
$752
$376
$55
$1,183
Efficiency ratio (non-GAAP)
E/F
79.25%
46.07%
NM
70.02%
79.25%
46.01%
NM
68.49%
2015
2015
THREE MONTHS ENDED JUNE 30,
THREE MONTHS ENDED MARCH 31,

35